UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

INVESTORS REAL ESTATE TRUST
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On March 8, 2019, Investors Real Estate Trust (“IRET” or the “Company”) issued a press release announcing that IRET will hold its 2019 Annual Meeting of Shareholders on Thursday, June 13, 2019 at 9:00 a.m. Central Daylight Time at the Company’s office located at 800 LaSalle Avenue, Suite 1600, Minneapolis, MN 55402. A copy of the press release is filed as an exhibit to this Form 8-K.
IRET has decided to retain April 9, 2019 as the deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in IRET’s proxy materials for the 2019 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by IRET before the close of business on April 9, 2019.
Proposals must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of shareholder proposals in Company-sponsored proxy materials and other applicable laws. The deadline of April 9, 2019 will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.
Additionally, for a shareholder who wishes to submit a shareholder proposal or to nominate a trustee outside of the Company’s proxy materials for the 2019 Annual Meeting, it must provide timely notice in accordance with the advance notice provisions of the Fifth Restated Trustees’ Regulations (the “Bylaws”). The Bylaws provide that the Secretary of the Company must receive written notice at the principal executive offices of the Company by the close of business on March 18, 2019, which is no later than the 10th day following the first public announcement of the meeting date. The shareholder must otherwise comply with the requirements set forth in the Bylaws.
Any shareholder proposal for inclusion in IRET’s proxy materials, notice of proposed business to be brought before the 2019 Annual Meeting, or trustee nomination should be sent by registered mail, return receipt requested, to IRET’s Secretary at IRET’s principal executive offices located at 1400 31st Avenue SW, Suite 60, Minot, ND 58701.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release of IRET, dated March 8, 2019, announcing the date of the 2019 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: March 8, 2019	By:/s/ Mark O. Decker, Jr. Mark O. Decker, Jr. President & Chief Executive Officer